STOCK OPTIONS AND RESTRICTED STOCK UNITS	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
STOCK OPTIONS AND RESTRICTED STOCK UNITS

NOTE 11 – STOCK OPTIONS AND RESTRICTED STOCK UNITS

In 2016 to compensate officers, directors and other key service providers with equity grants, the Board approved the 2016 Omnibus Equity Incentive Plan (“2016 Plan”), which initially allowed for 160,000 shares of common stock, stock options, stock rights (restricted stock units), or stock appreciation rights to be granted by the Board in its discretion. This authorized amount was increased to 400,000 shares by Board resolution and amendment in 2017, and further increased to 1 million shares by Board resolution in 2021. There are currently no shares available under the 2016 Plan for future issuance; however, the Board may increase the authorized shares under the 2016 Plan each year.

The Company issued 644,000 stock options to purchase common stock to officers and directors of the Company during the three and nine months ended September 30, 2021 to officers and directors of the Company. These options have a 10 year term, a vesting period of 50% six months after issuance and the balance 12 months after issuance, and an exercise price of $0.36 per share. The Company recorded $32,192 of stock-based compensation expense to compensation and related expenses for the three and nine month ended September 30, 2021 for these stock options.

A summary of stock option activity and related information is as follows:

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding as of December 31, 2020	468,619	$1.31	5.6	$-
Granted	644,000	$0.36	9.9	$-
Outstanding as of September 30, 2021	1,112,619	$0.76	7.8	$-
Exercisable as of September 30, 2021	468,619	$1.31	4.9	$-

The aggregate intrinsic value of options exercised is the difference between the fair market value of the Company’s closing price of our common stock at each reporting date, less the exercise price multiplied by the number of options granted which was nil at September 30, 2021.

As of September 30, 2021, the unrecognized stock-based compensation of approximately $179,000 is expected to be expensed over the next nine months based on the option vesting requirements. The weighted average fair value of options granted was $0.33 per share for the nine months ended September 30, 2021.

We estimate the fair value of stock-based awards on the date of grant using the Black-Scholes option pricing model using the fair market value of our common stock on the date of grant and a number of other assumptions. These assumptions include estimates regarding the expected term of the awards, estimates of the stock volatility over a duration that approximates the expected term of the awards, estimates of the risk-free rate, and estimates of expected dividend rates.

The assumptions that were used in Black-Scholes option pricing model for the nine months ended September 30, 2021 were as follows:

Expected term (years)	5
Expected volatility	153.9%
Risk-free interest rate	0.08%
Expected dividend yield	0.0%

Option Repricing

On January 6, 2020, the compensation committee of the Company’s Board of Directors, approved a one-time stock option repricing program (the “Option Repricing”) to permit the Company to reprice certain options to purchase the Company’s Common Stock held by its current directors, officers and employees (the “Eligible Options”), which actions became effective on January 6, 2020. Under the Option Repricing, Eligible Options with an exercise price at or above $2.50 per share (representing an aggregate of 252,440 options, or 54% of the total outstanding) were amended to reduce such exercise price to $0.50 per share.

The impact of the Option Repricing was a one-time incremental non-cash charge of $6,304, which was recorded as stock option expense for the three months ended September 20, 2020 which was included in general and administrative expenses in the unaudited condensed consolidated statement of operations.

NOTE 11 – STOCK OPTIONS AND RESTRICTED STOCK UNITS

In 2016 to compensate officers, directors and other key service providers with equity grants, the Board approved the 2016 Omnibus Equity Incentive Plan (“2016 Plan”), which initially allowed for 160,000 shares of common stock, stock options, stock rights (restricted stock units), or stock appreciation rights to be granted by the Board in its discretion. This authorized amount was increased to 400,000 shares by Board resolution and amendment in 2017.

The Company issued 128,000 stock options in 2020, 40,000 each to two of the Company’s independent directors, 20,000 each to one other independent director and one Board observer, and 8,000 to a new director. The options issued to the directors and Board observer were fully vested upon issuance, are exercisable at a price of $0.50 per share, and expire ten years after issuance. The 8,000 options to the new director vest half in 12 months and the balance in 24 months, expire in five years, and are exercisable at $0.50 per share. The options were valued at $18,023 (pursuant to the Black Scholes valuation model see below), based on an exercise price of $0.50 per share and estimated expected term of 5.0 years. This has been classified in general and administrative expense in the unaudited condensed consolidated statements of operations.

Option Repricing

On January 6, 2020, the compensation committee of the Company’s Board of Directors, approved a one-time stock option repricing program (the “Option Repricing”) to permit the Company to reprice certain options to purchase the Company’s Common Stock held by its current directors, officers and employees (the “Eligible Options”), which actions became effective on January 6, 2020. Under the Option Repricing, Eligible Options with an exercise price at or above $2.50 per share (representing an aggregate of 252,440 options, or 54% of the total outstanding) were amended to reduce such exercise price to $0.50.

The impact of the Option Repricing was a one-time incremental non-cash charge of $6,304, which was recorded as stock option expense in the first quarter of 2020 which is included in general and administrative expenses on the unaudited condensed consolidated statement of operations.

Total stock-based compensation for stock options issued and the one-time incremental charge for the Option Repricing for the year ended December 31, 2020 was $24,327. There was no stock-based compensation recognized in 2019 related to stock options.

A summary of the common stock options issued under the 2016 Plan and prior stock option plans for the year ended December 31, 2020 is as follows (shares and prices have been adjusted to account for a 25:1 reverse split):

	Number Outstanding	Weighted Avg. Exercise Price	Weighted Avg. Remaining Contractual Life (Years)
Balance, December 31, 2019	340,619	$3.00	3.9
Options issued	128,000	0.50	8.9
Balance, December 31, 2020	468,619	1.75	5.6

The vested and exercisable options at period end follows:

	Exercisable/ Vested Options Outstanding	Weighted Avg. Exercise Price	Weighted Avg. Remaining Contractual Life (Years)
Balance, December 31, 2020	464,619	$1.75	5.6

The fair value of new stock options granted and repriced stock options using the Black-Scholes option pricing model was calculated using the following assumptions for the year ended December 31, 2020:

Year Ended December 31, 2020
Risk free interest rate	1.610%
Expected volatility	149.67%
Expected dividend yield	-%
Expected term in years	5.0

Expected volatility is based on historical volatility of a group of 4 comparable companies, due to the low trading volume of the Company’s own stock. Short Term U.S. Treasury rates were utilized as the risk-free interest rate. The expected term of the options was calculated using the alternative simplified method codified as ASC 718 “Accounting for Stock Based Compensation,” which defines the expected life as the average of the contractual term of the options and the weighted average vesting period for all issuances.